Exhibit 24

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, James Balog, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February 2012.

/s/ James Balog
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Alvina Balog
Signature

Alvina Balog
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, John L. Bernbach, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January 2012.

/s/ John L. Bernbach
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Deborah A. Brown
Signature

Deborah A. Brown
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, André Desmarais, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of January 2012.

/s/ André Desmarais
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Guy Fortin
Signature

Guy Fortin
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Paul Desmarais, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ Paul Desmarais, Jr.
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Lucie Thibault
Signature

Lucie Thibault
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Alain Louvel, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January 2012.

/s/ Alain Louvel
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Anne Louvel
Signature

Anne Louvel
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Raymond L. McFeetors, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January 2012.

/s/ Raymond L. McFeetors
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Darlene Boutet
Signature

Darlene Boutet
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Jerry E. A. Nickerson, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2012.

/s/ Jerry E.A. Nickerson
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Darlene Boutet
Signature

Darlene Boutet
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, R. Jeffrey Orr, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January 2012.

/s/ R. Jeffrey Orr
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Marie Selye
Signature

Marie Selye
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Michel Plessis-Bélair, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ Michel Plessis-Bélair
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Danielle Durocher
Signature

Danielle Durocher
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Henri-Paul Rousseau, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ Henri-Paul Rousseau
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Iacampo
Signature

Maria Iacampo
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Raymond Royer, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ Raymond Royer
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Danielle Durocher
Signature

Danielle Durocher
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Philip K. Ryan, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ Philip K. Ryan
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Cristina Cocca
Signature

Maria Cristina Cocca
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, T. Timothy Ryan, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ T. Timothy Ryan, Jr.
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Margaret Jennings
Signature

Margaret Jennings
Name (Printed)

POWER OF ATTORNEY

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Know all men by these presents, that I, Brian E. Walsh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of R.G. Schultz and J.H. Van Harmelen as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

I hereby revoke any prior Power of Attorney given for the purpose of signing my name on Great-West Life & Annuity Insurance Company’s Form 10-K Annual Reports.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January 2012.

/s/ Brian E. Walsh
Member of the Board of Directors of
Great-West Life & Annuity Insurance Company

Witness:

/s/ Diana Mathewson
Signature

Diana Mathewson
Name (Printed)